SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2006 (May 12, 2006)

GRAHAM PACKAGING HOLDINGS COMPANY

(Exact name of registrant as specified in its charter)

Pennsylvania	333-53603-03	23-2553000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Pleasant Valley Road

York, Pennsylvania 17402

(717) 849-8500

(Address, including zip code, and telephone number, including area code, of the registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Graham Packaging Holdings Company

Current Report on Form 8-K

Item 2.02 - Results of Operations and Financial Condition

On May 12, 2006, Graham Packaging Holdings Company (the “Company”) issued a press release reporting its financial results for the fiscal quarter ended March 31, 2006. A copy of the press release is being furnished as Exhibit 99.1 hereto. The press release did not include certain financial statements, related footnotes and certain other financial information that were filed with the Securities and Exchange Commission as part of the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2006, filed with the Securities and Exchange Commission on May 12, 2006.

Item 7.01 - Regulation FD Disclosure

The information furnished under Item 2.02, “Results of Operations and Financial Condition,” including Exhibit 99.1, is hereby incorporated by reference. The information furnished under Item 2.02, “Results of Operations and Financial Condition,” including Exhibit 99.1, and Item 7.01, “Regulation FD Disclosure” shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 - Financial Statement and Exhibits

(a)	None.
(b)	None.
(c)	Exhibit 99.1 - Press Release of Graham Packaging Holdings Company, issued on May 12, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2006

GRAHAM PACKAGING HOLDINGS COMPANY

BCP/GRAHAM HOLDINGS L.L.C., ITS GENERAL PARTNER
By:	/s/ John E. Hamilton
Name:	John E. Hamilton
Title:	Chief Financial Officer (chief accounting officer and duly authorized officer)

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Graham Packaging Holdings Company, issued on May 12, 2006.

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